UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/08/2005

ROYAL BODYCARE INC/NV
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50417

NV	91-2015186
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2301 Crown Court, Irving, TX 75038
(Address of Principal Executive Offices, Including Zip Code)

972.893.4000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

On July 8, 2005, the Audit Committee of the Board of Directors of Royal BodyCare, Inc. (the "Company") approved the engagement of Lane Gorman Trubitt, LLP ("LGT") as the Company's independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2005.

During the years ended December 31, 2003 and 2004 and from January 1, 2005 through July 8, 2005, neither the Company nor anyone acting on its behalf consulted LGT regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" described in Item 304(a)(1)(v) of Regulation S-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ROYAL BODYCARE INC/NV

Date: July 11, 2005.	By:	/s/ Steven E. Brown
Steven E. Brown
Chief Financial Officer